                -------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  April 9, 2001


                        Annaly Mortgage Management, Inc.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Maryland                     1-13447                  22-3479661
----------------------------         -----------           -------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      Of Incorporation)              File Number)          Identification No.)



          12 East 41st Street
               Suite 700
          New York, New York                                     10017
    -------------------------------                         --------------
    (Address of Principal Executive                           (Zip Code)
               Offices)



       Registrant's telephone number, including area code: (212) 696-0100



                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events.


                       RATIO OF EARNINGS TO FIXED CHARGES

         The following table sets forth our ratios of earnings to fixed charges for the periods shown:

                         ANNALY MORTGAGE MANAGEMENT INC.
                       RATIO OF EARNINGS TO FIXED CHARGES

                                        For the Year      For the Year      For the Year      February 18,
                                       Ended December    Ended December    Ended December         1997
                                          31, 2000          31, 1999          31, 1998      (commencement of
                                                                                               operations)
                                                                                            through December
                                                                                                31, 1997
                                      ---------------- ----------------- ----------------- ------------------

Ratio of earnings to fixed charges          1.18X            1.26X             1.20X              1.25X

         The ratios of earnings to fixed charges were computed by dividing earnings as adjusted by fixed charges. For this purpose, earnings consist of net income from continuing operations and fixed charges. Fixed charges consist of interest expense. To date, we have not issued any preferred stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

                  Exhibit No.                         Description
                  -----------                         -----------

                      12.1                Statements re: Computation of Ratios.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ANNALY MORTGAGE MANAGEMENT, INC.


                            By: /s/ Kathryn Fagan
                               --------------------------------
                               Name: Kathryn Fagan
                               Title: Chief Financial Officer


Dated:  April 9, 2001

                                  EXHIBIT INDEX



               Exhibit No.                           Description
               -----------                           -----------

                   12.1                  Statements re: Computation of Ratios.